Exhibit 10.1

EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT is dated for reference and effective as of August 1, 2011

BETWEEN:

HUBEI MINKANG PHARMACEUTICAL LTD., a corporation organized under the laws of the State of Nevada and having an address for notice and delivery located at 2808 Cowan Circle, Las Vegas, Nevada 89107

(the “Hubei Minkang”);

AND:

HBMK PHARMACEUTICAL LIMITED, a British Virgin Island business company incorporated and existing under the laws of the British Virgin Islands with its registered office at P.O Box 957, Offshore Incorporations Center, Road Town, Tortola, British Virgin Islands, and having an address for notice and delivery located at 57/F The Center, 99 Queen’s Road, Central, Hong Kong

(the “HBMK”);

AND:

LEE TONG TAI, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 2 Normanton Park, #04-151, Normanton Park, Singapore

AND:

ANG SIEW KHIM, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 39b Daisy Road, Daisy Appartments, Singapore

AND:

HONG LENA, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 77 Poh Huat Road, #01-18, Parry Fontaine, Singapore  546785

AND:

JOSEPH SOON KWO PIN, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 13 Almond Crescent, Singapore

AND:

LEE HUNG MING, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 28 Marlene Avenue, Serangoon Garden Estate, Singapore

AND:

LEE TONG JIUH, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 293 Bishan Street 22, #20-83, Singapore

AND:

LEE YENG FEN, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 28 Marlene Avenue, Serangoon Garden Estate, Singapore

AND:

SEAH CHEE SENG, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 68 Ming Tech Park, Ming Tech Park, Singapore

AND:

TAY AH MENG, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 13 Jalan Kurina, Singapore

AND:

MUI CHARK (PRIVATE) LIMITED, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 101A Upper Cross Street, #11-14, People’s PK CTR, Singapore

AND:

UNIVERSAL METAL WORKS (PRIVATE) LIMITED, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 14 Jalan Lembah Kallang, Singapore

AND:

KOH CHEOH NGUAN, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 20 Tai Hwan Avenue, Tai Hwan Garden, Singapore

AND:

KOH BOON HUA, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 424 Ang Mo Kio Avenue 3, #12-2422, Singapore

AND:

KOH LEE BOON, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 46 Jalan Arnap, Kim Lin Park, Singapore

AND:

KOH SOCK HUA, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 46 Jalan Arnap, Kim Lin Park, Singapore

AND:

KOH SOK YONG, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 46 Jalan Arnap, Kim Lin Park, Singapore

AND:

KOH CHEOK CHUAN, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 424 Canberra Road, #13-455, Singapore

AND:

KOH CHEOK KOW, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 350 Hougang Avenue 7, #10-647 Hougang N3 (HUDC), Singapore

AND:

KOH CHEOH KWANG, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 46 Jalan Arnap, Kim Lin Park, Singapore

AND:

LEE WEI MENG, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 2, Normanton Park #04-151, Singapore

AND:

JESSELINE SIAH CHIEW CHOON, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 293 Bishan Street 22, #20-83, Singapore

AND:

RAMASWAMY SREEGHANDHAN, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 11 Sengkang Square, #14-37, Compass Heights, Singapore

AND:

CHOO KEANG HAI, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 201 Clementi Avenue 6, #14-37, Singapore

AND:

TOH LING LING, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 11, Pemimpin Drive, #13-02, Marymount View Condo, Singapore  576148

AND:

TEY KIM KEE, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 48 Carpmael Road, #03-06, Singapore  429974

AND:

JOHNNY LIAN TIAN YONG, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at Blk. 84, Jalan Daud, #06-01, Singapore  419593

AND:

CHAN BOON WEE, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at Blk. 510, Serangoon North Ave. 4, #03-333, Singapore  550510

AND:

VERNON WONG HOCK LEONG, a shareholder of HBMK Pharmaceutical Limited, having an address for notice and delivery located at 33 Ubi Ave. 3, #04-42, Vertex, Singapore  408868

(Lee Tong Tai, Ang Siew Khim, Hong Lena, Joseph Soon Kwo Pin, Lee Hung Ming, Lee Tong Jiuh, Lee Yeng Fen, Seah Chee Seng, Tay Ah Meng, Mui Chark (Private) Limited, Universal Metal Works (Private) Limited, Koh Cheoh Nguan, Koh Boon Hua, Koh Lee Boon, Koh Sock Hua, Koh Sok Yong, Koh Cheok Chuan, Koh Cheok Kow, Koh Cheoh Kwang, Lee Wei Meng, Jesseline Siah Chiew Choon, Ramaswamy Sreeghandhan, Choo, Keang Hai, Toh Ling Ling, Tey Kim Kee, Johnny Lian Tian Yong, Chan Boon Wee and Vernon Wong Hock Leong, each being hereinafter singularly referred to as a “Vendor” and collectively referred to as the “Vendors” as the context so requires”);

(the Vendors, HBMK and Hubei Minkang being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires).

WHEREAS the parties are party to a Share Exchange Agreement, dated July 8, 2011;

AND WHEREAS Article 6.2 of the Share Exchange Agreement provides that the latest closing date of the transactions contemplated therein shall occur no later than August 1, 2011, subject to an extension as may be mutually agreed to by the parties for a maximum of 15 days per extension;

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.                      Since the closing of the Share Exchange Agreement will not occur by August 1, 2011, the closing date shall be extended so that the closing shall take place on or before August 16, 2011.

2.                      All other terms and conditions of the Share Exchange Agreement shall remain in full force and effect.

3.                      This Extension Agreement may be executed in original or counterpart form, delivered by facsimile, pdf email attachment, or otherwise, and when executed by the Parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

IN WITNESS WHEREOF each of the Parties hereto has hereunto executed this Extension Agreement as set forth on the front page of this Extension Agreement.

HBMK PHARMACEUTICAL LIMITED	)
the Company herein,	)
)
)
Per: /s/ Lee Tong Tai	)
Authorized Signatory	)
)
Lee Tong Tai	)
(print name and title)

HUBEI MINKANG	)
PHARMACEUTICAL LTD.,	)
the Acquirer herein,	)
)
)
Per: /s/ Hsien Loong Wong	)
Authorized Signatory	)
)
Hsien Loong Wong, President	)
(print name and title)

SIGNED and DELIVERED by	)
LEE TONG TAI, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Lee Tong Tai
	)	LEE TONG TAI
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
ANG SIEW KHIM, a Vendor	)
herein, in the presence of:	)
)
/s/ Lee Tong Tai	)
Witness Signature	)	/s/ Ang Siew Khim
	)	ANG SIEW KHIM
2, Normanton Park, #04-151, Singapore	)
Witness Address	)
)
Lee Tong Tai, President	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
HONG LENA, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/w/ Hong Lena
	)	HONG LENA
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
JOSEPH SOON KWO PIN, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Joseph Soon Kwo Pin
	)	JOSEPH SOON KWO PIN
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
LEE HUNG MING, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Lee Hung Ming
	)	LEE HUNG MING
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
LEE TONG JIUH, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Lee Tong Jiuh
	)	LEE TONG JIUH
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
LEE YENG FEN a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Lee Yeng Fen
	)	LEE YENG FEN
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
SEAH CHEE SENG, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Seah Chee Seng
	)	SEAH CHEE SENG
39B Daisy Road, Singapore	)

Witness Address	)
)
Ang Siew Khim	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
TAY AH MENG, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Tay Ah Meng
	)	TAY AH MENG
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

MUI CHARK (PRIVATE) LIMITED	)

a Vendor herein,	)
)
)
Per: /s/ Koh Cheok Kow	)
Authorized Signatory	)
)
Koh Cheok Kow, Director	)
(print name and title)

UNIVERSAL METAL WORKS	)
(PRIVATE) LIMITED, a Vendor herein,	)

)
)
Per: /s/ Koh Cheoh Nguan	)
Authorized Signatory	)
)
Koh Cheoh Nguan, Director	)
(print name and title)

SIGNED and DELIVERED by	)
KOH CHEOH NGUAN a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Koh Cheoh Nguan
	)	KOH CHEOH NGUAN
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
KOH BOON HUA, a Vendor	)
herein, in the presence of:	)
)
/s/ Koh Cheok Chuan	)
Witness Signature	)	/s/ Koh Boon Hua
BLK 424, Canberra Rd.	)	KOH BOON HUA
#13-455, Singapore 750424)
Witness Address	)
)
Koh Cheok Chuan, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
KOH LEE BOON, a Vendor	)
herein, in the presence of:	)
)
)
Witness Signature	)	/s/ Koh Lee Boon
	)	KOH LEE BOON
)
Witness Address	)
)
)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
KOH SOCK HUA, a Vendor	)
herein, in the presence of:	)
)
/s Koh Cheok Kow	)
Witness Signature	)	/s/ Koh Sock Hua
	)	KOH SOCK HUA
350 Hougang Ave. 7, Singapore	)
Witness Address	)
)
Koh Cheok Kow	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
KOH SOK YONG, a Vendor	)
herein, in the presence of:	)
)
/s/ Koh Cheok Kow	)
Witness Signature	)	/s/ Koh Sok Yong
	)	KOH SOK YONG
350 Hougang Ave. 7, Singapore	)
Witness Address	)
)
Koh Cheok Kow	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
KOH CHEOK CHUAN, a Vendor	)
herein, in the presence of:	)
)
/s/ Koh Cheok Kow	)
Witness Signature	)	/s/ koh Cheok Chuan
	)	KOH CHEOK CHUAN
350 Hougang Ave. 7, Singapore	)
Witness Address	)
)
Koh Cheok Kow	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
KOH CHEOK KOW, a Vendor	)
herein, in the presence of:	)
)
/s/ Koh Sok Yong	)
Witness Signature	)	/s/ Koh Cheok Kow
	)	KOH CHEOK KOW
46 Jalan Arnap, Singapore	)
Witness Address	)
)
Koh Sok Yong	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
KOH CHEOH KWANG, a Vendor	)
herein, in the presence of:	)
)
/s/ Koh Cheok Kow	)
Witness Signature	)	/s/ Koh Cheoh Kwang
	)	KOH CHEOH KWANG
350 Hougang Ave. 7, Singapore	)
Witness Address	)
)
/s/ Koh Cheok Kow	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
LEE WEI MENG, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Lee Wei Meng
	)	LEE WEI MENG
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
JESSELINE SIAH CHIEW CHOON	)
a Vendor	)
herein, in the presence of:	)
)
/s/ Lee Tong Tai	)
Witness Signature	)	/s/ Jesseline Siah Chiew Choon
	)	JESSELINE SIAH CHIEW CHOON
2, Normanton Park, #04-151, Singapore	)
Witness Address	)
)
Lee Tong Tai, President	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
RAMASWAMY SREEGHANDHAN	)
a Vendor	)
herein, in the presence of:	)
)
/s/ Lee Tong Tai	)
Witness Signature	)	/s/ Ramaswamy Sreeghandhan
	)	RAMASWAMY SREEGHANDHAN
2, Normanton Park, #04-151, Singapore	)
Witness Address	)
)
Lee Tong Tai, President	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
CHOO KEANG HAI, a Vendor	)
herein, in the presence of:	)
)
/s/ Lee Tong Tai	)
Witness Signature	)	/s/ Choo Keang Hai
	)	CHOO KEANG HAI
2, Normanton Park, #04-151, Singapore	)
Witness Address	)
)
Lee Tong Tai, President	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
TOH LING LING, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Toh Ling Ling
	)	TOH LING LING
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
TEY KIM KEE, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Tey Kim Kee
	)	TEY KIM KEE
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
JOHNNY LIAN TIAN YONG, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Johnny Lian Tian Yong
	)	JOHNNY LIAN TIAN YONG
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
CHAN BOON WEE, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Chan Boon Wee
	)	CHAN BOON WEE
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
VERNON WONG HOCK LEONG, a Vendor	)
herein, in the presence of:	)
)
/s/ Ang Siew Khim	)
Witness Signature	)	/s/ Vernon Wong Hock Leong
	)	VERNON WONG HOCK LEONG
39B Daisy Road, Singapore	)
Witness Address	)
)
Ang Siew Khim, Director	)
Witness Name and Occupation	)